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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

TRAVELCENTERS OF AMERICA LLC

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

TRAVELCENTERS OF AMERICA LLC

Notice of 2014 Annual Meeting
of Shareholders and Proxy Statement

Thursday, June 19, 2014 at 9:30 a.m., local time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

TRAVELCENTERS OF AMERICA LLC

It is our pleasure to invite you to join our Board of Directors and executive officers at TravelCenters of America LLC's 2014 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the annual meeting.

We are moving beyond required disclosures to enhance the information we provide and to present such information in a format that is easy to follow. For example, we have included a Question and Answer section with useful information responsive to questions we frequently receive from shareholders. We know that it is important to provide you the information you are looking for about our Company and are committed to doing so.

You will see that we have continued this year to provide detailed information about the qualifications of our Directors and Director nominees and why we believe they are the right people to represent you. The proxy statement also includes a comprehensive Compensation Discussion and Analysis that clearly explains our executive compensation philosophy and practice.

Your support is important to us and to our Company and it is important that your shares be represented and voted at the meeting. I encourage you to sign and return your proxy card or use telephone or Internet voting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued trust and investment in our Company.

June 6, 2014

On behalf of the Board of Directors,

Lisa Harris Jones
Chair of the Nominating and Governance Committee

TRAVELCENTERS OF AMERICA LLC

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Thursday, June 19, 2014

9:30 a.m., local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

The Annual Meeting of Shareholders of TravelCenters of America LLC (the "Company") will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Thursday, June 19, 2014, at 9:30 a.m., local time. The purposes of the meeting are:

1.
to elect Arthur G. Koumantzelis and Barry M. Portnoy, or such other persons nominated by the Company's Board of Directors, to the Company's Board of Directors,;

2.
to ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2014 fiscal year; and

3.
to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set March 10, 2014 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

You are invited to attend the Annual Meeting of Shareholders in person and we hope that you will be able to join us on June 19.

May 20, 2014

Newton, Massachusetts

By Order of the Board of Directors,
 Jennifer B. Clark
Secretary

The Company urges each shareholder to promptly sign and return the enclosed proxy card or to use telephone or Internet voting. See the "Voting Information" section on page 3 for information about voting by telephone or Internet, and how to attend the Annual Meeting of Shareholders and vote shares in person.

 TRAVELCENTERS OF AMERICA LLC     2014 Proxy Statement    2

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

As a shareholder of TravelCenters of America LLC, your vote is important. Please carefully review the proxy materials for the 2014 Annual Meeting of Shareholders and follow the instructions below to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

The Board's Recommendation

Election of Directors (page 12)	FOR
Ratification of Independent Auditors (page 54)	FOR

Advance Voting Methods

Even if you plan to attend the 2014 Annual Meeting of Shareholders in person, please vote right away using one of the following advance voting methods (see page 5 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET.
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE.
Sign, date and return your proxy card/voting instruction form to vote BY MAIL.

Voting at the 2014 Annual Meeting of Shareholders

All shareholders of record may vote in person at the 2014 Annual Meeting of Shareholders, which will be held on Thursday, June 19, 2014 at 9:30 a.m., local time, at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Beneficial owners may vote in person at the meeting if they have a valid proxy, as described in the response to question 17 on page 10 of "Questions and Answers".

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 16 on page 9 of "Questions and Answers" for important details on admission requirements.

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TRAVELCENTERS OF AMERICA LLC

24601 CENTER RIDGE ROAD, SUITE 200
WESTLAKE, OHIO 44145

June 6, 2014

PROXY STATEMENT

The Board of Directors of TravelCenters of America LLC (the "Board") is furnishing you this proxy statement to solicit proxies to be voted at the 2014 Annual Meeting of Shareholders of TravelCenters of America LLC, a Delaware limited liability company (the "Company"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on June 19, 2014, at 9:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of the Company's principal executive offices is 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. The Company intends to commence mailing of the proxy materials to shareholders on or about June 9, 2014, except the Notice of Annual Meeting, which was furnished to shareholders on May 20, 2014.

All properly executed written proxies, and all properly completed proxies submitted by telephone or Internet, that are delivered pursuant to this solicitation will be voted at the annual meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of common shares of the Company ("Common Shares") as of the close of business on March 10, 2014, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record of Common Shares on the record date is entitled to one vote for each Common Share held. On March 10, 2014, there were 37,625,366 Common Shares issued and outstanding. The Company's Common Shares are listed on the New York Stock Exchange (the "NYSE").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 19, 2014.

In accordance with the rules of the Securities and Exchange Commission, the Company advises you of the availability on the Internet of the proxy materials related to the 2014 Annual Meeting of Shareholders. These rules allow companies to provide access to proxy materials in one of two ways. Because the Company has elected to utilize the "full set delivery" option, the Company is delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

The Notice of Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended December 31, 2013, are also available at www.proxyvote.com. If you plan to attend the annual meeting in person, you may obtain directions to the meeting site by written request directed to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2014 Annual Meeting of Shareholders include the Notice of Annual Meeting (which was previously sent to shareholders on May 20, 2014), this proxy statement, the Company's Annual Report to shareholders for the year ended December 31, 2013 (the "Annual Report") and a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The Company has designated the following three persons as proxies for the 2014 Annual Meeting of Shareholders: Thomas M. O'Brien, President and Chief Executive Officer; Mark R. Young, Executive Vice President and General Counsel; and Jennifer B. Clark, Secretary.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record with respect to those shares. If your shares are held in an account you own at a bank, brokerage or other institution, you are considered the "beneficial owner" of those shares.

3. What shares are included on the proxy card?

If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares of record you hold in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares. If you hold some shares of record and some shares beneficially, you may receive separate proxies for the shares you own each way.

4. What different methods can I use to vote?

By Written Proxy. All shareholders of record can vote by written proxy card. If you are a shareholder of record, you should have received a written proxy card with your proxy materials. If you need a replacement written proxy card, you may request one by contacting the Company's Secretary. If you are a beneficial owner, you may request a written proxy card or a vote instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern Time on Wednesday, June 18, 2014.

By Telephone or Internet. All shareholders of record also can vote by touchtone telephone using the toll-free telephone number on the proxy card, or through the Internet, using the procedures and instructions described in the proxy card. Beneficial owners may vote by telephone or Internet if their bank,

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broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on Wednesday, June 18, 2014.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 17.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders Call Toll Free: (877) 717-3922
Banks and Brokers Call Collect: (212) 750-5833

5. What are my voting choices for each of the proposals to be voted on at the 2014 Annual Meeting of Shareholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors	• vote in favor of all Director nominees;
• withhold your vote for all Director nominees; or
• vote in favor of one Director nominee and withhold your vote for the other Director nominee.
	The Board recommends a vote FOR both Director nominees.	Plurality of all votes cast
Item 2: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
The Audit Committee, composed 100% of Independent Directors, appoints the Company's independent auditors. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?

Shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•
FOR the election of each Director nominee as set forth in this proxy statement; and

•
FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

 TRAVELCENTERS OF AMERICA LLC     2014 Proxy Statement    6

7. What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered.

Non-Discretionary Items. The election of Directors is a non-discretionary item and may not be voted by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion; provided that proxy materials are transmitted to beneficial owners at least 15 days before the annual meeting.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the annual meeting. The presence, in person or by proxy, of holders of a majority of outstanding Common Shares entitled to vote at the annual meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals. Abstentions and broker non-votes will have no effect on the outcome of either of the proposals. A proxy marked "WITHHOLD" will have the same effect as an abstention.

9. What can I do if I change my mind after I vote my shares?

Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

•
giving written notice to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458;

•
delivering a later-dated proxy; or

•
voting in person at the meeting (if you are a beneficial owner, see the response to question 17).

10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The Notice of Annual Meeting, this proxy statement and the Annual Report are available at www.proxyvote.com. To view these proxy materials, you will need the information printed on your proxy card. You may access these proxy materials on the Internet through the conclusion of the annual meeting. If you want to receive an e-mail copy of these documents in the future, you must request one. There is no charge to you for requesting a copy.

 TRAVELCENTERS OF AMERICA LLC     2014 Proxy Statement    7

How to request a receive an e-mail copy for Annual Meeting of Shareholders in the future:

•
BY INTERNET: www.proxyvote.com

•
BY TELEPHONE: (800) 579-1639

•
BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the number that is printed on your proxy card, in the box marked by the arrow, in the subject line.

Instead of receiving future copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders by mail, shareholders of record and most beneficial owners can elect to receive these materials electronically. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.

11. Who counts the votes?

The Company will retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.

12. When will the Company announce the voting results?

The Company will report the final results in a press release, which will be available on the Company's website, and in a Current Report on Form 8-K filed with the SEC following the completion of the 2014 Annual Meeting of Shareholders.

13. Does the Company have a policy about Directors' attendance at the Annual Meeting of Shareholders?

Pursuant to the Company's Governance Guidelines, the Company expects each Director to attend the Company's Annual Meeting of Shareholders. All of the Directors as of the date of the Company's 2013 Annual Meeting of Shareholders attended that meeting. You may view the Governance Guidelines at the Company's website, www.tatravelcenters.com.

14. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Innisfree M&A Incorporated ("Innisfree") to assist with the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of expenses. The Company has agreed to indemnify Innisfree against certain liabilities arising out of the Company's agreement with Innisfree. The Company will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. The Company will reimburse those firms for their expenses.

Proxies may also be solicited, without additional compensation, by the Company's Directors and officers, and by Reit Management & Research LLC ("RMR") and its directors, officers and employees by mail, telephone or other electronic means or in person.

 TRAVELCENTERS OF AMERICA LLC     2014 Proxy Statement    8

15. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only one copy of the Notice of Annual Meeting, this proxy statement and the Annual Report is being delivered to shareholders residing at the same address, unless those shareholders have notified the Company of their desire to receive multiple copies of those documents. This practice is known as "householding".

The Company will promptly deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8251. If you want to receive separate copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Company at the above address or telephone number.

Annual Meeting Information

16. How do I attend the 2014 Annual Meeting of Shareholders in person?

IMPORTANT NOTE: If you plan to attend the annual meeting, you must follow these instructions to gain admission.

All attendees will need to bring photo identification to gain admission. Please note that cameras or audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices that you have with you must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, shareholders of the Company as of the record date (March 10, 2014) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

•
Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank, nominee or other institution, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank, nominee or other institution confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 17.

•
Authorized named representatives: If you are a shareholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify the Company of your intent by regular mail to the Company's Secretary, by e-mail to secretary@ta-petro.com or by fax to (617) 796-8267.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of March 10, 2014 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

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    (3)
    A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

  Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8251.

17. How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the Annual Meeting of Shareholders, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will also need to follow the procedures described in the response to question 16 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 16. However, you will not be able to vote your shares at the meeting. Accordingly, the Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Company Documents, Communications and Shareholder Proposals

18. How can I view or request copies of the Company's documents and SEC filings?

The Company's website contains the Company's Governance Guidelines, Board Committee Charters, the Code of Business Conduct and Ethics and the Company's SEC filings. To view these documents, go to www.tatravelcenters.com, click on "Company Information", click on "Investors" and then click on "Governance". To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.tatravelcenters.com, click on "Company Information", click on "Investors" and then click on "SEC Filings".

The Company will promptly deliver free of charge, upon request, a copy of the Governance Guidelines, the Board Committee Charters or the Code of Business Conduct and Ethics to any shareholder requesting a copy. Requests should be directed to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Company will promptly deliver free of charge, upon request, a copy of the Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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19. How can I communicate with the Company's Directors?

Any shareholder or other interested person who desires to communicate with the Company's Independent Directors or any Directors, individually or as a group, may do so by filling out a report at the Company's website, www.tatravelcenters.com, by calling the Company's toll-free confidential message system at (800) 758-9705 or by writing to the party for whom the communication is intended, c/o Director of Internal Audit, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company's Director of Internal Audit will then deliver any communication to the appropriate party or parties.

20. How do I submit a proposal for action at the 2015 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2015 Annual Meeting of Shareholders will be acted upon only:

•
if the proposal is to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal is received at the Company's principal executive offices by February 9, 2015; or

•
if the proposal is not to be included in the proxy statement, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by February 6, 2015 and not earlier than January 7, 2015.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 32 of this proxy statement.

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ELECTION OF DIRECTORS (ITEM 1)

The Board is elected by the shareholders to oversee the Company's business. The Board serves as the final decision making body of the Company, except for those matters reserved to or shared with the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

The Company's Limited Liability Company Agreement ("LLC Agreement") provides that the number of Directors shall be determined by the Board. Currently, the number of the Company's Directors is fixed at five. The Company's LLC Agreement also provides that the Board shall be divided into three groups, with Directors in each group serving three-year terms.

A plurality of all the votes cast is required to elect a Director at the 2014 Annual Meeting of Shareholders.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. Nominees may be suggested to the Nominating and Governance Committee by Directors, the Company's officers, shareholders or, in some cases, by a third party firm engaged for the purpose of identifying qualified nominees.

Shareholder Recommendations for Nominees.  Shareholders who would like the Nominating and Governance Committee to consider their recommendations for nominees for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee and the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@ta-petro.com. A shareholder's recommendation should contain or be accompanied by the information and documents required by the Company's Bylaws and other information that the recommending shareholder believes to be relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders that are made in accordance with these procedures will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates considered by it.

Shareholder Nominations for Directors.    The Company's Bylaws also provide that shareholders of the Company may nominate a person for election to the Board. For more information on how shareholders can nominate Directors for election to the Board, see "Shareholder Nominations and Other Proposals" on page 32.

Director Qualifications

Directors are responsible for overseeing the Company's business. This responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and Managing Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. The Board consists of Independent Directors and Managing Directors. Independent Directors are not employees of the Company or RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and the SEC. Managing Directors have been employees of the Company or RMR or

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involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long-term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask difficult questions and, simultaneously, to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

In addition, the Company's Bylaws require that director candidates submit detailed personal and financial information required in connection with the Company's license or regulation by state insurance and gaming authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long-term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Company's business requires knowledge of the travel center and convenience store businesses and factors impacting those businesses.	• Understanding of, and work experience in, retail-based industries

The Board must constantly evaluate the Company's strategic direction in light of current trends in retail and fuel marketing, in the travel center, convenience store, trucking and transportation industries and in capital markets.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations

The Board's responsibilities include understanding the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	• Risk oversight/management expertise • Service on other public company boards and committees • Operating business experience

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy

•

Knowledge of commercial real estate industry

•

Familiarity with travel center and convenience store businesses

•

Management/leadership experience

•

Knowledge of the Company's historical business activities

•

Familiarity with the public capital markets

•

Work experience

The Board meets frequently and, at times, on short notice to consider time-sensitive issues.	• Sufficient time and availability to devote to Board and committee matters • Practical wisdom and mature judgment • Flexibility

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2014 Nominees for Director

The following table sets forth the names of the Director nominees and those Directors who will continue to serve after the 2014 Annual Meeting of Shareholders, as well as certain other information about the Directors:

Name	Position	Group	Current Term Expires

Arthur G. Koumantzelis*	Independent Director	I	2014
Barry M. Portnoy*	Managing Director	I	2014
Barbara D. Gilmore	Independent Director	II	2015
Thomas M. O'Brien	Managing Director	II	2015
Lisa Harris Jones	Independent Director	III	2016

* 2014 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Arthur G. Koumantzelis for election as the Independent Director in Group I and Mr. Barry M. Portnoy for election as the Managing Director in Group I. Each of the Director nominees currently serves on the Board. If elected, each nominee would hold office until the Company's 2017 Annual Meeting of Shareholders.

The Board has no reason to believe that either Mr. Koumantzelis or Mr. Portnoy will be unable or unwilling to serve if elected. However, if either nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long-term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

Included in each Director's and Director nominee's biography below is an assessment of the specific qualifications, attributes, skills and experience of such Director or Director nominee based on the qualifications described above.

Each Director nominee will be elected if he receives a plurality of the votes cast.

The Board of Directors recommends a vote FOR the election of both Director nominees.

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Directors and Executive Officers

The following are the ages and recent principal occupations, as of June 5, 2014, of the Company's Directors, including the Director nominees, and executive officers. The business address of the Directors, Director nominees and executive officers is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. Included in each Director's biography below is an assessment of such Director based on the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" on page 12.

Director Nominees

Arthur G. Koumantzelis

Independent Director since 2007

Group/Term: Group I with a term expiring at the 2014 Annual Meeting of Shareholders. If elected at the meeting, his term will expire at the 2017 Annual Meeting of Shareholders.

Age: 83

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: RMR Real Estate Income Fund (and its predecessor funds) (since 2002)

Mr. Koumantzelis has been principally a private investor since 2007. Mr. Koumantzelis was President and Chief Executive Officer of Gainesborough Investments LLC, a private investment company, from 1998 until his retirement from that position in 2007. Mr. Koumantzelis was formerly Chief Financial Officer of Cumberland Farms, Inc., a company engaged in the convenience store business and the sale of petroleum products principally under the name "Gulf Oil" and related trademarks. Before that, Mr. Koumantzelis was a partner at the public accounting firm Ernst & Young LLP or one of its predecessors, Arthur Young & Co., for more than two decades. Mr. Koumantzelis has also served on several state appointed commissions and boards of civic organizations. Mr. Koumantzelis was an Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009 (RMR Funds Series Trust, together with RMR Real Estate Income Fund and its predecessor funds, are collectively referred to herein as the "RMR Funds"). Mr. Koumantzelis was an Independent Director of Five Star Quality Care, Inc., from 2001 to 2010.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the petroleum products distribution business and convenience store industry;

•

demonstrated management ability;

•

professional skills and expertise in finance and accounting and experience as a chief financial officer;

•

work on public company boards and board committees;

•

public policy work;

•

institutional knowledge gained through service on the Board for seven years; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's LLC Agreement and Bylaws.

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Barry M. Portnoy

Managing Director since 2006

Group/Term: Group I with a term expiring at the 2014 Annual Meeting of Shareholders. If elected at the meeting, his term will expire at the 2017 Annual Meeting of Shareholders.

Age: 68

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); Government Properties Income Trust (since 2009); Select Income REIT (since 2011); CommonWealth REIT (1986-2014)

Mr. Portnoy is an owner of RMR and of RMR Advisors, Inc. ("RMR Advisors"), an SEC registered investment advisor. Mr. Portnoy has been an owner and a Director of RMR (and its predecessor) since its founding in 1986, a full time employee of RMR since 1997, the Chairman of RMR since 1998 and a Director and Vice President of RMR Advisors since 2002. Mr. Portnoy was an Interested Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Portnoy practiced law for many years as a partner in, and chairman of, a law firm until 1997.

In evaluating Mr. Portnoy's renomination to the Board, the Nominating and Governance Committee considered Mr. Portnoy's service on six other public company boards. Because Mr. Portnoy is Chairman of RMR and, therefore, engaged full time in the business of the companies that RMR manages and because Mr. Portnoy is a tireless executive who is always available, the Nominating and Governance Committee determined that Mr. Portnoy had adequate time and capacity to meet the time commitments required to be an effective Director and determined that Mr. Portnoy's ability to serve to the full extent required by today's demanding governance environment was not compromised. Accordingly, the Nominating and Governance Committee determined that "overboarding" was not problematic with respect to Mr. Portnoy.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the travel center industry and commercial real estate;

•

leadership position with RMR;

•

extensive public company director service;

•

professional skills and expertise in, among other things, finance, legal and regulatory matters;

•

institutional knowledge gained through prior service on the Board and in key leadership positions with RMR; and

•

qualifying as a Managing Director in accordance with the requirements of the Company's LLC Agreement and Bylaws.

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Directors

Barbara D. Gilmore

Independent Director since 2007

Group/Term: Group II with a term expiring at the 2015 Annual Meeting of Shareholders

Age: 63

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Quality Care, Inc. (since 2004); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Central Division of the District of Massachusetts, since 2001. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

work on public company boards and board committees;

•

institutional knowledge gained through service on the Board for seven years; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's LLC Agreement and Bylaws.

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Lisa Harris Jones

Independent Director since 2013

Group/Term: Group III with a term expiring at the 2016 Annual Meeting of Shareholders

Age: 46

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Ms. Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris Jones & Malone, LLC, Ms. Jones was an associate with the law firms of Shapiro and Olander from 1993 to 1997 and Gordon, Feinblatt, Rothman, Hoffberger & Hollander, LLC from 1997 to 1999, during which time she represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience in real estate matters;

•

demonstrated leadership capability as an entrepreneur and founding member of a law firm; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's LLC Agreement and Bylaws.

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Thomas M. O'Brien

Managing Director since 2006

President and Chief Executive Officer since 2007

Group/Term: Group II with a term expiring at the 2015 Annual Meeting of Shareholders

Age: 48

Other Public Company Boards: VirnetX Holding Corporation (since 2007)

Mr. O'Brien has been an Executive Vice President of RMR since 2008, was a Senior Vice President of RMR prior to that time since 2006 and was a Vice President of RMR prior to that time since 1996. Since 2007, Mr. O'Brien has been a Director of the National Association of Truck Stop Operators, a not for profit trade association engaged in activities intended to support the travel center industry. Mr. O'Brien was the President and a Director of RMR Advisors from 2002 until 2007 and President of certain predecessor funds of RMR Real Estate Income Fund since their respective formations (the earliest of which was in 2002) until 2007. From 2002 through 2003, Mr. O'Brien was Executive Vice President of Hospitality Properties Trust, where he had previously served as Treasurer and Chief Financial Officer since 1996.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the travel center industry and commercial real estate, and demonstrated management abilities;

•

role as the President and Chief Executive Officer for the past seven years;

•

experience as a Chief Financial Officer of a public company;

•

experience as a public company director;

•

experience as a director and officer of a national trade association focused on the advancement of travel center industry interests;

•

institutional knowledge gained through service on the Board for eight years and in key management positions with RMR for eighteen years; and

•

qualifying as a Managing Director in accordance with the requirements of the Company's LLC Agreement and Bylaws.

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Executive Officers

Thomas M. O'Brien

President and Chief Executive Officer since 2007

Mr. O'Brien has been the Company's President and Chief Executive Officer since 2007, in addition to being one of the Company's Managing Directors and having other experience as described above.

Andrew J. Rebholz

Executive Vice President, Chief Financial Officer and Treasurer since 2007

Age: 49

Mr. Rebholz has been a Senior Vice President of RMR since 2007. Previously, Mr. Rebholz served as the Company's Senior Vice President and Controller since 2007. Prior to that time, he served as Vice President and Controller of TravelCenters of America, Inc., the Company's predecessor, since 2002, and as Corporate Controller of the Company's predecessor prior to that since 1997.

Mark R. Young

Executive Vice President and General Counsel since 2007

Age: 51

Mr. Young has been a Senior Vice President of RMR since 2011. Previously, Mr. Young served as Vice President of Leasing and Associate General Counsel of RMR from 2006 to 2007. Prior to that time, he served as Assistant Vice President and Associate General Counsel of RMR since 2001. Prior to 2001, Mr. Young held various positions at CMGI, Inc., Staples, Inc., Wilmer, Cutler, Pickering, Hale and Dorr LLP and Sullivan & Worcester LLP.

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Michael J. Lombardi

Executive Vice President since 2007

Age: 62

Mr. Lombardi served the Company's predecessor in this capacity since 2007 and previously as Senior Vice President of Sales since 2006. Prior to joining the Company's predecessor, Mr. Lombardi was employed for seven years in senior positions in the global marketing and customer service divisions of Ford Motor Company and prior to that for thirteen years in the retail marketing division of British Petroleum plc.

Barry A. Richards

Executive Vice President since 2010

Age: 61

Mr. Richards served as the Company's Senior Vice President, Food, since 2008 and prior to that as Vice President, Restaurants since 2007. Prior to that time, Mr. Richards served the Company's predecessor as a Regional Vice President since 2007 and as a District Manager since 2001.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR is a privately owned company that provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust and Five Star Quality Care, Inc. Government Properties Income Trust is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Hospitality Properties Trust is a publicly traded REIT that primarily owns hotels and travel centers. Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant office and industrial properties and leased lands in Hawaii. Senior Housing Properties Trust is a publicly traded REIT that primarily owns senior living properties and medical office buildings. Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business. RMR Advisors, an affiliate of RMR, is an SEC registered investment adviser to the RMR Funds, which are or were investment companies registered under the Investment Company Act of 1940, as amended. Because certain of the Company's officers and Directors also serve as officers, directors or trustees of RMR and of the foregoing entities, RMR and these entities may be considered to be affiliates of the Company. RMR also provides management services to CommonWealth REIT, a publicly traded REIT that primarily owns office buildings; however, none of the principals or officers of RMR serve as officers, directors or trustees of CommonWealth REIT, and the Company does not consider CommonWealth REIT to be its affiliate.

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DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Directors and making recommendations to the Board regarding cash compensation paid to Directors for Board, committee and committee chair services. Under the Compensation Committee Charter, the committee is authorized to engage consultants or advisors in connection with its review and analysis of Director compensation, though it did not engage any consultants or advisors in 2013 with respect to Director compensation. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share grants. The number of Common Shares granted to each Managing Director is the same as the number granted to each Independent Director.

All Directors receive compensation in Common Shares to further align the interests of Directors with those of the Company's shareholders. In determining the amount and composition of each Director's compensation, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

2013 Annual Compensation

After giving effect to the changes approved by the Board on May 20, 2013, each Independent Director receives an annual fee of $35,000 for services as a Director, plus a fee of $1,000 for each meeting attended (prior to such date the meeting fee was $750). Up to two $1,000 fees (or, if prior to May 20, 2013, two $750 fees) are paid to each Independent Director if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Director received a grant of 7,500 Common Shares in 2013.

Each Independent Director who served as a committee chair of the Company's Audit, Compensation and Nominating and Governance Committees received an additional annual fee of $17,500, $7,500 and $7,500, respectively. Directors are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their service as Directors.

The following table details the total compensation of the Company's Directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)**	Stock Awards ($)***	All Other Compensation ($)	Total ($)

Patrick F. Donelan[1]	$60,750	$82,875	$—	$143,625
Barbara D. Gilmore	60,750	82,875	—	143,625
Lisa Harris Jones[2]	20,500	80,100	—	100,600
Arthur G. Koumantzelis	70,750	82,875	—	153,625
Thomas M. O'Brien*	—	82,875	—	82,875
Barry M. Portnoy*	—	82,875	—	82,875

*
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. O'Brien for his services as President and Chief Executive Officer is described below under "Executive Compensation".

**
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director. In addition to the $35,000 annual cash fee, each of Messrs. Donelan and Koumantzelis and Ms. Gilmore earned an additional $7,500, $17,500 and $7,500, respectively, for service as a committee chair in 2013. Ms. Jones earned a pro-rated annual cash fee of $17,500. Each

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  of Messrs. Donelan and Koumantzelis and Ms. Gilmore earned an additional $18,250 in fees for meetings attended in 2013. Ms. Jones earned an additional $3,000 for meetings attended in 2013.

***
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Directors vest at the time of grant.

1
Mr. Donelan served as an Independent Director until his death on December 31, 2013.

2
Ms. Jones was elected to the Board on November 19, 2013.

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CORPORATE GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust in the Company. The Board has established Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and committees, Director compensation, evaluation of management and management succession. The Board regularly reviews developments in corporate governance and updates the Company's Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of the Company's website makes available the Company's corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Company's Code of Business Conduct and Ethics and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.tatravelcenters.com, click on "Company Information", click on "Investors" and then click "Governance". In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 18 in the "Questions and Answers" section on page [10].

Board Leadership Structure

The Board is comprised of both Independent Directors and Managing Directors, with a majority being Independent Directors. Importantly, all Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of the Directors is to exercise sound, informed and independent business judgment in overseeing and controlling the Company and its strategic direction. The Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for-profit and nonprofit organizations and law firms, and have also served as government officials. The Directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. This is one of the many ways the Directors oversee the business and provide advice and counsel to the Company's management.

The Company does not have a Chairman of the Board or a lead Independent Director. The Company's President and Chief Executive Officer is one of the Company's Managing Directors, and one or more of the Company's executive vice presidents regularly attend Board and Board committee meetings, as does the Company's Director of Internal Audit. Other officers of the Company may also attend Board and Board committee meetings as, on occasion, may officers of RMR, in each case at the invitation of the Board. Special meetings of the Board may be called at any time by written request to the Company's Secretary of a majority of the Directors then in office. The Company's Managing Directors, in consultation with the Company's Executive Vice President, Chief Financial Officer and Treasurer, Director of Internal Audit and Executive Vice President and General Counsel, set the agenda for Board meetings. Any Independent Director may place an item on an agenda by providing notice to a Managing Director, the President and Chief Executive Officer or the Executive Vice President, Chief Financial Officer and Treasurer. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors meet at least once each year without management. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. The Company's Independent Directors also meet to consider Company business without the attendance of the Managing Directors or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such

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meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

In 2013, the Board held eight meetings. In 2013, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during the time in which he or she served on the Board or such committee. All of the Directors as of the date of the Company's 2013 Annual Meeting of Shareholders attended that meeting. The Company's policy with respect to Board members' attendance at the Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.tatravelcenters.com.

Independence of Directors

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of independent directors. Under NYSE corporate governance listing standards, to be considered independent:

•
the director must not have a disqualifying relationship, as defined in these NYSE standards; and

•
the Board must affirmatively determine that the director otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To aid in the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's LLC Agreement and Bylaws also require that a majority of the Board be Independent Directors. Under the Company's LLC Agreement and Bylaws, Independent Directors are not employees of the Company or RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board regularly, and at least annually, affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the requirements of the Company's LLC Agreement and Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. As a result of its annual review, the Board has determined that Barbara D. Gilmore, Lisa Harris Jones and Arthur G. Koumantzelis currently qualify as independent directors under applicable NYSE rules and SEC criteria and are Independent Directors under the Company's LLC Agreement and Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Independent Directors' relationships with RMR and the companies to which RMR and its affiliates provide management and advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as an Independent Director or that could otherwise be a direct or indirect material relationship under applicable NYSE standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on the Company's website, www.tatravelcenters.com, by clicking on "Company Information", then "Investors" and then "Governance". Shareholders may also request copies free of charge by writing to the Company's Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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The Audit, Compensation and Nominating and Governance Committees are comprised solely of Independent Directors and an Independent Director serves as Chair of each committee. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings but committee members, the Company's Managing Directors or members of management may suggest agenda items to be considered by these committees. Additionally, the charter of each of the standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

Audit Committee

Arthur G. Koumantzelis* Committee Chair

"The Audit Committee is committed to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Barbara D. Gilmore, Lisa Harris Jones
Meetings Held in 2013: 9

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Koumantzelis is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Mr. Koumantzelis is the Audit Committee's financial expert was based upon his experience as: (i) a member of the audit committees of other publicly owned companies; (ii) the chief financial officer of a company which was required to file reports with the SEC; and (iii) a certified public accountant who was responsible for auditing companies which filed SEC reports.

* Mr. Koumantzelis was appointed Committee Chair in 2007.

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 Compensation Committee

Barbara D. Gilmore* Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the interests of the Company's shareholders."

Additional Committee Members: Lisa Harris Jones, Arthur G. Koumantzelis
Meetings Held in 2013: 4

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) evaluating the performance of the Company's Chief Executive Officer and determining the compensation payable to him; (ii) evaluating the performance of the Company's other officers, including the Company's Executive Vice President and Chief Financial Officer and Executive Vice President and General Counsel, who are also officers of RMR and determining their compensation; (iii) recommending to the Board the cash compensation paid by the Company to the Company's executive officers other than the Company's Chief Executive Officer, Executive Vice President and Chief Financial Officer, Executive Vice President and General Counsel and other officers of the Company who are also officers of RMR; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him, including determining the Company's allocated costs of such compensation as contemplated by the Company's business management agreement; (v) administering and making grants under the Company's equity compensation plan; (vi) reviewing the terms of RMR's business management agreement with the Company, evaluating the performance of RMR under that agreement, approving the fees and certain other costs that the Company is required to pay under that agreement; (vii) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (viii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE.

* Ms. Gilmore was appointed Committee Chair in 2007.

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 Nominating and Governance Committee

Lisa Harris Jones* Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in its commitment to selecting the most qualified Directors and implementing effective corporate governance to protect the long-term interests of the Company and its shareholders."

Additional Committee Members: Barbara D. Gilmore, Arthur G. Koumantzelis
Meetings Held in 2013: 1

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Director for each Annual Meeting of Shareholders or when Board vacancies occur; (ii) reviewing the qualifications of, and recommending to the Board, persons to serve as executive officers of the Company whenever vacancies occur; (iii) reviewing and assessing the Board's leadership structure; (iv) developing and recommending to the Board governance guidelines; and (v) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE.

* Ms. Jones was appointed Committee Chair in 2014.

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Board Oversight of Risk

The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

•
The Board oversees risk management.

•
Board committees, which meet regularly and report back to the Board, play significant roles in carrying out the risk oversight function.

•
Management implements risk management and RMR and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. RMR and the Company's Director of Internal Audit provide the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees regularly review a wide range of reports provided to them by management, RMR and other service providers, including:

•
reports on market and industry conditions;

•
operating and regulatory compliance reports;

•
financial reports;

•
reports on certain specific risk management activities;

•
regulatory and legislative updates that may impact the Company; and

•
legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with management, representatives of RMR, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal controls over financial reporting. The Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes, periodically meets with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee also evaluates the performance of the Company's executive officers, Director of Internal Audit and RMR's performance under the Company's business management

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agreement, including any perceived risks created by compensation arrangements. The Compensation Committee and the Board believe that the use of share grants vesting over time mitigates the incentives for the Company's management to undertake undue risks and encourages management to make long-term, less risk prone decisions.

While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations. To learn more about the risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in the Annual Report. Also, additional risks and uncertainties not currently known or that currently may be deemed to be immaterial may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

The Board believes that accountability to shareholders is a mark of good governance and important to the Company's long-term success. To that end, the Board has dedicated resources to actively engage with shareholders on a variety of topics to ensure that the Company is addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices.

In addition to this direct engagement, a number of mechanisms allow shareholders to effectively communicate a point of view to the Board, including:

•
the advisory vote to approve executive compensation;

•
the ability to direct communications to individual Directors or the entire Board; and

•
the ability to attend and voice opinions at the Annual Meeting of Shareholders.

Communication with the Board of Directors

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications can be addressed to Directors in care of the Director of Internal Audit, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or sent by filling out a report at the Company's website, www.tatravelcenters.com. In addition, shareholders and other interested parties may call the Company's toll-free confidential message system at (800) 758-9705.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics. The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll-free (800) 758-9705; by e-mailing Internal.Audit@ta-petro.com; or by filling out a report by visiting the Company's website, www.tatravelcenters.com, clicking "Company Information", clicking "Investors", clicking "Governance" and then clicking "Governance Hotline".

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Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in any security, including derivative securities, of the Company. Additionally, the Company's insider trading policy prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR and its directors, officers and employees, (iv) contractors and agents of the Company and (v) contractors and agents of RMR, to the extent they are involved in RMR's services to the Company, from, directly or indirectly through family members or others, purchasing or selling the Company's Common Shares or other equity or debt securities while in possession of material, non-public information concerning the Company. In addition, this prohibition applies to trading in the securities of other publicly held companies to which RMR provides management services on the basis of material, non-public information learned in the course of performing duties for the Company.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 42 for detailed discussion of the Company's executive compensation.

Shareholder Nominations and Other Proposals

Proposals Pursuant to Rule 14a-8:    Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before February 9, 2015 in order to be included in the proxy statement for the 2015 Annual Meeting of Shareholders; provided, that, if the date of the 2015 Annual Meeting is changed more than 30 days before or after June 19, 2015, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials unless conditions specified in the rule are met.

Director Nominations and Shareholder Proposals:    In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2015 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in the Company's LLC Agreement and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals:    To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2015 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern Time on February 6, 2015 and not earlier than January 7, 2015; provided, that, if the 2015 Annual Meeting of Shareholders is called for a date that is more than 30 days earlier or later than June 19, 2015, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2015 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2015 Annual Meeting of Shareholders is first made by the Company.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's LLC Agreement and Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 2458, or from the SEC's website,

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www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Shares, and any person (other than a tenant or employee) sharing the household of such Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Shares; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of any related person transactions. Under these Governance Guidelines, the Company may not enter into any transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's LLC Agreement, consider all of the relevant facts and circumstances and approve only those transactions that are fair and reasonable to the Company and the Company's shareholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies and LLC Agreement, each as described above. In the case of any transaction with the Company in which any other employee of the Company who is subject to the Company's Code of Business Conduct and Ethics and who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and Code of Business Conduct and Ethics are available on the Company's website, www.tatravelcenters.com.

Certain Related Person Transactions

Hospitality Properties Trust ("HPT"):    HPT was the Company's parent company until 2007 and is the Company's principal landlord and largest shareholder. The Company was created as a separate public company in 2007 as a result of a spin-off from HPT. As of the date of this proxy statement, HPT owns 3,420,000 of the Company's Common Shares (which includes 880,000 Common Shares that HPT purchased from the underwriters in the Company's public offering completed in December 2013), representing approximately 9.1% of the Common Shares outstanding. One of the Company's Managing

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Directors, Mr. Barry Portnoy, is a managing trustee of HPT. Mr. Barry Portnoy's son, Mr. Adam Portnoy, is also a managing trustee of HPT, and Mr. Barry Portnoy's son-in-law, Mr. Ethan Bornstein, is an executive officer of HPT. The Company's other Managing Director, Mr. Thomas O'Brien, who is also the Company's President and Chief Executive Officer, was a former executive officer of HPT. One of the Company's Independent Directors, Mr. Arthur Koumantzelis, was an independent trustee of HPT prior to the Company's spin-off from HPT.

The Company has two leases with HPT, the TA Lease and the Petro Lease, pursuant to which the Company leases 185 properties from HPT. The Company's TA Lease is for 145 properties that the Company operates primarily under the TA brand. The Company's Petro Lease is for 40 properties that the Company operates under the Petro brand. The TA Lease expires on December 31, 2022. The Petro Lease expires on June 30, 2024, and may be extended by the Company for up to two additional periods of 15 years each. The Company has the right to use the "TA", "TravelCenters of America" and other trademarks, which are owned by HPT, during the term of the TA Lease. The Company refers to the TA Lease and the Petro Lease collectively as the HPT Leases.

The HPT Leases are "triple net" leases that require the Company to pay all costs incurred in the operation of the leased properties, including personnel, utilities, acquiring inventories, providing services to customers, insurance, paying real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those properties at which HPT leases the property from the owner and subleases it to the Company. The Company also is required generally to indemnify HPT for certain environmental matters and for liabilities which arise during the terms of the leases from ownership or operation of the leased properties. In addition, the Company is obligated to pay HPT at lease expiration an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties.

As amended by the Amendment Agreement (the "Amendment Agreement") that the Company entered into with HPT in 2011, which is further described below, the TA Lease requires the Company to pay minimum rent to HPT of $140.1 million per year through December 31, 2022. These amounts are exclusive of any increase in minimum rent as a result of subsequent amendments and, as described below, as a result of HPT's purchasing improvements to the leased TA properties. During 2013, the Company's minimum annual rent under the TA Lease increased by $4.7 million due to such purchases. As amended by the Amendment Agreement, the Petro Lease requires the Company to pay minimum rent to HPT of $54.2 million per year through June 30, 2024. This amount is exclusive of any increase in minimum rent to HPT as a result of subsequent amendments and, as described below, as a result of HPT's purchasing improvements to the leased Petro properties. During 2013, the Company's minimum annual rent under the Petro Lease increased by $2.4 million due to such purchases. Taking into account the increases in minimum rents due to both HPT's purchasing improvements at the leased properties and the lease amendments during 2013 described below, as of December 31, 2013, the Company's annual minimum lease payments due to HPT under the TA Lease and the Petro Lease were $154.2 million and $60.2 million, respectively.

Effective January 2012 and 2013, the Company began to incur percentage rent payable to HPT under the TA Lease and the Petro Lease, respectively. In each case, the percentage rent equals 3% of increases in nonfuel gross revenues and 0.3% of increases in gross fuel revenues at the leased properties over base amounts. The increases in percentage rents attributable to fuel revenues are subject to a maximum each year calculated by reference to changes in the consumer price index. Also, as discussed below, HPT has agreed to waive payment of the first $2.5 million of percentage rent that may become due under the Petro Lease; HPT waived $0.4 million of percentage rent under the Petro Lease for the year ended December 31, 2013, pursuant to that waiver. The total amount of percentage rent (which is net of the waived amount) that the Company incurred during the year ended December 31, 2013 was $2.1 million.

Under the HPT Leases, the Company may request that HPT purchase approved amounts for renovations, improvements and equipment at the leased properties in return for increases in the Company's minimum annual rent according to the following formula: the minimum rent per year will be increased by an amount equal to the amount paid by HPT multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury

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interest rate plus 3.5%. During 2013, pursuant to the terms of the HPT Leases, the Company sold to HPT $83.9 million of improvements the Company previously made to properties leased from HPT, and, as a result, the Company's minimum annual rent payable to HPT increased by approximately $7.1 million. As of December 31, 2013, the Company's property and equipment balance included $28.8 million for improvements that the Company expects to request that HPT purchase for an increase in rent in the future; however, HPT is not obligated to purchase these improvements.

Pursuant to the rent deferral agreement that the Company previously entered into with HPT, the Company had, as of December 31, 2010, deferred $150.0 million of rent, which remained outstanding as of December 31, 2013. The deferral agreement also included a prohibition on share repurchases and dividends by the Company while any deferred rent remains unpaid and provided that all deferred rent and interest thereon, at 1% per month, would become immediately due and payable by the Company to HPT if certain events described in that agreement occurred, including a change of control of the Company (as defined in the agreement) while any deferred rent remains unpaid. Also, in connection with the deferral agreement, the Company entered into a registration rights agreement with HPT, which provides HPT with certain rights to require the Company to conduct a registered public offering with respect to the Common Shares issued to HPT pursuant to the deferral agreement, which rights continue through the date that is twelve months following the latest of the expiration of the terms of the TA Lease and the Petro Lease.

Pursuant to the Amendment Agreement, $107.1 million of the rent deferred under the Company's rent deferral agreement with HPT is payable on December 31, 2022, and the remaining $42.9 million is due and payable on June 30, 2024, and interest does not accrue on the deferred rent; provided, however, that the deferred rent obligation shall be accelerated and interest shall begin to accrue thereon if certain events provided in the Amendment Agreement occur, including a change of control of the Company.

On April 15, 2013, the Company entered an agreement with Equilon Enterprises LLC doing business as Shell Oil Products US ("Shell"), pursuant to which Shell has agreed to construct a network of natural gas fueling lanes at up to 100 of the Company's travel centers located along the U.S. interstate highway system, including travel centers the Company leases from HPT. In connection with that agreement, on April 15, 2013, the Company and HPT amended the HPT Leases to revise the calculation of percentage rent payable by the Company under the HPT Leases, with the intended effect that the amount of percentage rent would be unaffected by the type of fuel sold, whether diesel fuel or natural gas. That amendment also made certain administrative changes to the terms of the HPT Leases. Also on that date, in order to facilitate the Company's agreement with Shell, HPT entered into a subordination, non-disturbance and attornment agreement with Shell, whereby HPT agreed to recognize Shell's license and other rights with respect to the natural gas fueling lanes at the Company's HPT leased travel centers on certain conditions and in certain circumstances.

On July 1, 2013, HPT purchased land that was previously leased by HPT from a third party and subleased to the Company under the TA Lease. Effective as of that date, rents due to that third party and the Company's paying of those rents of approximately $0.5 million annually on behalf of HPT under the terms of the TA Lease ceased. Also on that date, the Company and HPT amended the TA Lease to reflect the Company's direct lease from HPT of that land and certain minor properties adjacent to other existing properties included in the TA Lease that also had been purchased by HPT, and to increase annual rent due under the TA Lease by $0.5 million, which was 8.5% of HPT's investment.

On December 23, 2013, HPT purchased property adjacent to a property the Company leases from HPT under the Petro Lease. Effective as of that date, the Company and HPT amended the Petro Lease to add that property to that lease and to increase annual rent due under the Petro Lease by $0.1 million, which was 8.5% of HPT's investment.

On August 13, 2013, the travel center located in Roanoke, VA that the Company leased from HPT under the TA Lease was taken by eminent domain proceedings brought by the Virginia Department of Transportation ("VDOT") in connection with planned highway construction. The TA Lease provides that the annual rent payable by the Company is reduced by 8.5% of the amount of the proceeds HPT receives from the taking or, at HPT's option, the fair market value rent of the property on the commencement date

 TRAVELCENTERS OF AMERICA LLC     2014 Proxy Statement    35

of the TA Lease. In January 2014, HPT received proceeds from VDOT of $6.2 million, which is a portion of VDOT's estimate of the value of the property, and as a result the Company's annual rent under the TA Lease was reduced by $0.5 million effective January 6, 2014. The Company and HPT intend to challenge VDOT's estimate of the property's value. HPT has entered a lease agreement with VDOT to lease this property through August 2014 for $40 thousand per month. The Company entered into a sublease for this property with HPT and plans to continue operating it as a travel center through August 2014, and under the terms of the TA Lease, the Company will be responsible to pay this ground lease rent.

Reit Management & Research LLC ("RMR"):    RMR provides business management and shared services to the Company pursuant to a business management and shared services agreement (the "business management agreement"). One of the Company's Managing Directors, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. Mr. Barry Portnoy's son, Mr. Adam Portnoy, is an owner of RMR and serves as President, Chief Executive Officer and a director of RMR. The Company's other Managing Director, Mr. O'Brien, who is also the Company's President and Chief Executive Officer, Mr. Rebholz, the Company's Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Young, the Company's Executive Vice President and General Counsel, are officers of RMR. RMR provides management services to HPT and HPT's executive officers are officers of RMR. Two of the Company's Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of a majority of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those companies.

Because at least 80% of Messrs. O'Brien's, Rebholz's and Young's business time is devoted to services to the Company, 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR) was paid by the Company and the remainder was paid by RMR. Messrs. O'Brien, Rebholz and Young are also eligible to participate in certain RMR benefit plans. The Company believes the compensation it paid to these officers reasonably reflected their division of business time; however, periodically, these individuals may divide their business time differently than they do currently and their compensation from the Company may become disproportionate to this division.

The Board has given the Compensation Committee, which is comprised exclusively of Independent Directors, authority to act on the Company's behalf with respect to the Company's business management agreement with RMR. The charter of the Compensation Committee requires the committee to annually review the terms of the business management agreement, evaluate RMR's performance under this agreement and determine whether to renew, amend or terminate the business management agreement.

Pursuant to the business management agreement, RMR assists the Company with various aspects of its business, which may include, but are not limited to, compliance with various laws and rules applicable to the Company's status as a publicly owned company, advice and supervision with respect to the Company's travel centers, site selection for properties on which new travel centers may be developed, identification of, and purchase negotiation for, travel centers and travel center companies, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal and tax matters, human resources, insurance programs, management information systems and the like. Under the Company's business management agreement, the Company pays RMR an annual business management fee equal to 0.6% of the sum of the Company's gross fuel margin (which is the Company's fuel sales revenues less the Company's cost of fuel sales) plus the Company's total nonfuel revenues. The fee is payable monthly based on the prior month's margins and revenues. This fee totaled $10.8 million for 2013. RMR also provides internal audit services to the Company in return for the Company's share of the total internal audit costs incurred by RMR for the Company and other companies managed by RMR and its affiliates, which amounts are subject to approval by the Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The Company's share of RMR's costs of providing this internal audit function was approximately $0.2 million for 2013. These allocated costs are in addition to the business management fees paid to RMR.

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The current term of the Company's business management agreement with RMR ends on December 31, 2014 and automatically renews for successive one year terms unless the Company or RMR give notice of non-renewal before the end of an applicable term. The Company or RMR may terminate the business management agreement upon 60 days' prior written notice. RMR may also terminate the business management agreement upon five business days' notice if the Company undergoes a change of control, as defined in the business management agreement.

Under the Company's business management agreement with RMR, the Company acknowledges that RMR also provides management services to other companies, including HPT. The fact that RMR has responsibilities to other entities, including the Company's largest landlord, HPT, could create conflicts; and in the event of such conflicts, the business management agreement allows RMR to act on its own behalf and on behalf of HPT or such other entity rather than on the Company's behalf.

The Company is also generally responsible for all of its expenses and certain expenses incurred by RMR on the Company's behalf. Pursuant to the Company's business management agreement, RMR may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of services to the Company. As part of this arrangement, the Company may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

RMR also provides building management services to the Company for its headquarters building pursuant to a property management agreement. The charter of the Company's Compensation Committee requires that annually the committee review the property management agreement, evaluate RMR's performance under this agreement and renew, amend or terminate this agreement. The Company paid RMR $0.1 million for property management services at the Company's headquarters building in 2013.

Under the Amended and Restated TravelCenters of America LLC 2007 Equity Compensation Plan (the "Share Award Plan"), the Company grants restricted shares to certain employees of RMR who are not also Directors, officers or employees of the Company. The Company granted a total of 48,950 shares with an aggregate value of $0.5 million to such persons in 2013, based upon the closing price of the Common Shares on the NYSE on the date of grant. One fifth of those shares vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share grants to RMR employees are in addition to both the fees the Company pays to RMR and the Company's share grants to the Company's Directors, officers and employees. On occasion, the Company has entered into arrangements with former employees of the Company or RMR in connection with the termination of their employment with the Company or RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Additionally, each of the Company's President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and General Counsel received grants of restricted shares of other companies to which RMR provides management services, including HPT, in their capacities as officers of RMR.

Other Relationships with HPT and RMR:    In connection with the Company's spin-off from HPT in 2007, the Company entered a transaction agreement with HPT and RMR, pursuant to which the Company granted HPT a right of first refusal to purchase, lease, mortgage or otherwise finance any interest the Company owns in a travel center before the Company sells, leases, mortgages or otherwise finances that travel center to or with another party, and the Company granted HPT and any other company managed by RMR a right of first refusal to acquire or finance any real estate of the types in which they invest before the Company does. The Company also agreed that for so long as the Company is a tenant of HPT the Company will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of the Company or any of the Company's subsidiary tenants or guarantors under the Company's leases with HPT; the sale of a material part of the Company's assets or of any such tenant or guarantor; or the cessation of the Company's continuing Directors to constitute a majority of the Board or any such tenant or guarantor. Also, the Company agreed not to take any action that might reasonably be expected to have a material adverse impact on HPT's ability to qualify as a real estate investment trust and to indemnify HPT for any liabilities it may incur relating to the Company's assets and business.

 TRAVELCENTERS OF AMERICA LLC     2014 Proxy Statement    37

Affiliates Insurance Company ("AIC"):    The Company, RMR, HPT and four other companies to which RMR provides management services each currently own approximately 14.3% of Affiliates Insurance Company ("AIC"), an Indiana insurance company. A majority of the Company's Directors and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. The Company's Governance Guidelines provide that any material transaction between the Company and AIC shall be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and a majority of the Company's Independent Directors.

As of the date of this proxy statement, the Company had invested $6.1 million in AIC since its formation in 2008. The Company recognized income of $0.3 million related to its investment in AIC for 2013. In June 2013, the Company and the other shareholders of AIC purchased a one-year property insurance policy providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. The Company paid AIC a premium, including taxes and fees, of $2.7 million in connection with that policy, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in the policy. The Company may determine to renew its participation in this program in June 2014. The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but the Company is not obligated to do so. By participating in this insurance business with RMR and the other companies to which RMR provides management services, the Company expects that it may benefit financially by reducing its insurance expenses and by realizing its pro rata share of any profits of this insurance business.

On March 25, 2014, as a result of the removal, without cause, of all of the trustees of CommonWealth REIT ("CWH"), CWH underwent a change in control, as defined in the shareholders agreement among the Company, the other shareholders of AIC and AIC. As a result of that change in control and in accordance with the terms of the shareholders agreement, the Company and the other non-CWH shareholders exercised their rights to purchase shares of AIC that CWH then owned. Pursuant to that exercise, on May 9, 2014, the Company and those other shareholders purchased pro rata the AIC shares CWH owned. In accordance with that exercise, the Company purchased 2,857 AIC shares from CWH for $0.8 million. Following these purchases, the Company and the other remaining six shareholders each owned approximately 14.3% of AIC.

The foregoing descriptions of the Company's agreements with HPT, RMR and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report and the Company's Annual Report on Form 10-K filed with the SEC, in each case for the year ended December 31, 2013. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov.

The Company believes that its agreements with HPT, RMR and AIC are on commercially reasonable terms. The Company also believes that its relationships with HPT, RMR and AIC and their affiliated and related persons and entities benefit the Company, and, in fact, provide the Company with competitive advantages in operating and growing its business.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the Company's outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Common Shares with the SEC and the NYSE; and

•
to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2013.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Director, each Director nominee, each individual named in the 2013 Summary Compensation Table on page 48, and the Company's Directors, Director nominees and executive officers as a group, all as of May 7, 2014. Unless otherwise noted, voting power and investment power in the Company's Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information

Thomas M. O'Brien	1,453,190.5	3.9%

Andrew J. Rebholz	440,000	1.2%

Michael J. Lombardi	275,000	Less than 1%

Mark R. Young	272,515	Less than 1%

Barry A. Richards	165,800	Less than 1%

Ara A. Bagdasarian[1]	132,500	Less than 1%

Barry M. Portnoy	69,911.6	Less than 1%	HPT owns 3,420,000 Common Shares. In his capacity as a managing trustee of HPT and as Chairman, a director and majority beneficial owner of RMR, Mr. Barry Portnoy may also be deemed to beneficially own (and have shared voting and dispositive power over) the 3,420,000 Common Shares beneficially owned by HPT, but Mr. Barry Portnoy disclaims such beneficial ownership.

Barbara D. Gilmore	57,500	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband. Ms. Gilmore disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in the shares.

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Arthur G. Koumantzelis	48,061.4	Less than 1%

Lisa Harris Jones	7,500	Less than 1%

All Directors and executive officers as a group (nine persons)	2,789,478.5	7.4%

*
The address of each identified person or entity is: c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145.

**
Based on 37,625,366 Common Shares outstanding as of March 10, 2014.

1
On January 31, 2014, the Company entered into a retirement agreement with Ara Bagdasarian, pursuant to which Mr. Bagdasarian resigned from the Company and each of the Company's subsidiaries effective as of April 30, 2014.

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Company's Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Hospitality Properties Trust Two Newton Place 255 Washington Street Newton, Massachusetts 02458	3,420,000	9.1%	HPT owns and has sole voting and dispositive power over 3,420,000 Common Shares. Barry M. Portnoy and Adam D. Portnoy are managing trustees of HPT. RMR manages HPT. RMR is indirectly beneficially owned by Barry M. Portnoy and Adam D. Portnoy; Barry Portnoy is Chairman and a director of RMR and Adam Portnoy is President, Chief Executive Officer and a director of RMR. Barry Portnoy directly owns 69,911.6 Common Shares and Adam Portnoy directly owns 75,263.8 Common Shares (including 21,600 Common Shares subject to vesting periodically through 2017). Under certain regulatory definitions, RMR and Messrs. Barry and Adam Portnoy may be deemed to beneficially own (or to have shared voting and dispositive power over) the Common Shares owned by HPT; however, RMR and Messrs. Barry and Adam Portnoy have each disclaimed such beneficial ownership.

Capital Research Global Investors ("Capital Research") 333 South Hope Street Los Angeles, California 90071	2,423,750	6.4%	Based solely on a Schedule 13G filed with the SEC on February 13, 2014 by Capital Research:

•

Capital Research is a division of Capital Research and Management Company ("CRMC"). Capital Research is deemed to be the beneficial owner of 2,423,750 Common Shares as a result of CRMC acting as adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

*
As of December 31, 2013.

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**
The Company's LLC Agreement and other agreements to which the Company is a party place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class or series of the Company's shares. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, the Company's Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under the Company's Bylaws is determined based on applicable tax rules. Capital Research has represented to the Company that it does not own 5% or more of the Company's shares under those applicable tax rules or in violation of the 5% ownership limitation under the Company's Bylaws. The percentages indicated are based on 37,625,366 Common Shares outstanding as of December 31, 2013.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2013 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2013, who are the officers for whom compensation disclosure is required to be made in this proxy statement under SEC rules. For 2013, the Company's named executive officers were:

Name	Title

Thomas M. O'Brien	President and Chief Executive Officer
Andrew J. Rebholz	Executive Vice President, Chief Financial Officer and Treasurer
Michael J. Lombardi	Executive Vice President
Mark R. Young	Executive Vice President and General Counsel
Ara A. Bagdasarian*	Executive Vice President
Barry A. Richards	Executive Vice President

*
On January 31, 2014, the Company entered into a retirement agreement with Ara Bagdasarian, pursuant to which Mr. Bagdasarian resigned from the Company and each of the Company's subsidiaries effective as of April 30, 2014.

Compensation Philosophy and Process

The Company's compensation program is designed to help the Company achieve its business objectives, which include increasing, on a long-term basis, the value of the Company by improving the Company's financial and operating performance, improving the Company's competitive position within its industry and managing risks facing the Company.

Individual performance is an important factor in determining each element of compensation. The Compensation Committee determines the compensation of the Company's Chief Executive Officer, Chief Financial Officer and General Counsel, and determines the amount and terms of share grants to all of the Company's executive officers. The Compensation Committee recommends to the Board and the Board determines all compensation, other than share grants, for the Company's executive officers other than the Company's Chief Executive Officer, Chief Financial Officer and General Counsel. There is no formulaic approach to the determinations of an executive officer's compensation; these determinations are made in the discretion of the Compensation Committee and the Board. Determinations of an executive officer's compensation are also not made as a direct result of benchmarking compensation against that of other companies.

The Compensation Committee and the Board believe it is important to further align the interests of the Company's executive officers with those of the Company's shareholders and therefore have determined that a significant portion of each executive officer's annual compensation will be paid in the form of share awards that vest subject to continued employment over periods ranging from four to nine years from the date of grant. The Compensation Committee and the Board also believe that performance of the Company's executive officers may be improved by paying a substantial portion of each executive officer's cash compensation as an annual bonus. The Compensation Committee and the Board currently limit the annual base salaries of the Company's executive officers and utilize changes in annual cash bonus amounts as the primary mechanism for effecting annual compensation adjustments for its executive officers.

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The primary factor considered by the Compensation Committee and the Board when determining discretionary compensation for the Company's executive officers is the historical cash and equity compensation paid to each executive officer and to the Company's other executive officers with similar responsibilities. However, the Compensation Committee and the Board also consider, among other things, the executive officer's:

  •
  accomplishments during the year;

  •
  ability to identify areas for the Company's improvement and to achieve benefits from those improvements;

  •
  quality of decisions made;

  •
  ability to lead employees both in routine activities and in special projects;

  •
  change in performance as compared to the prior year;

  •
  perceived potential for future development and for assuming additional or alternative duties in the future;

  •
  background, training, education and experience; and

  •
  specific areas of expertise and value to the Company, and the likelihood that the Company could find a suitable replacement on a timely and cost effective basis.

In addition to the consideration of the various factors described in the preceding paragraphs, the Compensation Committee and the Board consider available compensation data for public companies that are engaged in businesses similar to the Company's business or that possess size or other characteristics that are similar to the Company. None of the Company's direct competitors are public companies and therefore the Company does not have access to the compensation practices and amounts of those companies. Consequently, in order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, the Company compiled and reviewed comparative data gleaned from public filings regarding compensation paid by a group of public companies in the following industries: specialty retail; hotels, restaurants and leisure; food retail; and food and staples retailing industries.1

Because the primary factor considered by the Compensation Committee and the Board is the historical compensation paid to each individual executive officer and to other executives with similar responsibilities, the Compensation Committee and the Board believe that the Company's compensation philosophy with respect to the Company's executive officers helps limit incentives for management to take excessive risk for short-term benefit.

Details of 2013 Compensation Process

In September 2013, Ms. Gilmore, the Chair of the Compensation Committee, met with Mr. Barry Portnoy, the Company's (non-employee) Managing Director, Mr. Adam Portnoy, President and Chief Executive Officer of RMR, and the chairs of the compensation committees of the other public companies for which RMR provides services. RMR provides management services to the Company, CommonWealth REIT, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust and Five Star Quality Care, Inc. The purposes of this meeting were, among other things, to discuss compensation philosophy regarding potential share grants to be made by the Company and to

1
This group of public companies was comprised of Advance Auto Parts, Inc.; AutoZone, Inc.; Brinker International, Inc.; Casey's General Stores, Inc.; Cracker Barrel Old Country Store, Inc.; Darden Restaurants, Inc.; Genuine Parts Company; Jack in the Box Inc.; Office Depot, Inc.; OfficeMax Incorporated; Staples, Inc.; Starbucks Corporation; Susser Holdings Corporation; The Pantry, Inc.; Wendy's International, Inc.; and YUM! Brands, Inc.

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consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR provides management services), as well as to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR provides such services.

At a Compensation Committee meeting in November 2013, the Compensation Committee conducted a review of executive and employee compensation and considered recommendations arising from the September 2013 meeting, recommendations provided by management and other factors such as: (i) the amount of cash compensation historically paid to each executive officer; (ii) the amounts and value of historical share awards made to each executive officer; (iii) the amounts of cash compensation and share awards paid to persons with similar levels of responsibility; (iv) the then current market prices of the Common Shares; (v) the performance of each executive officer during 2013; (vi) each executive officer's expected future contributions to the Company; (vii) each executive officer's relative mix of cash and noncash compensation; (viii) the comparative data about executive compensation trends and amounts that the Company assembled; and (ix) the Company's financial position and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee did not engage a compensation consultant to participate in the determination or recommendation of the amounts or form of compensation for the Company's executive officers. Messrs. O'Brien, Rebholz and Young participated in parts of the Compensation Committee meeting with regard to consideration of compensation generally and to the Company's other officers, but they left that meeting and did not participate in the Compensation Committee's determination and recommendation of their compensation. Mr. Barry Portnoy participated in parts of the Compensation Committee meeting, but left the meeting and did not participate in the final decisions and recommendations made by the Compensation Committee. All Board members participated in the Board decisions on compensation which were not determined by the Compensation Committee.

Compensation Components

The mix of base salary, cash bonus and equity compensation that the Company pays to its executive officers varies depending on the executive officer's position and responsibilities with the Company. The Compensation Committee does not follow a set formula or specific guidelines in determining how to allocate the compensation components for the executives.

The components of the compensation packages of the Company's executive officers are as follows:

Base Salary

Base salaries are reviewed annually and adjusted, if appropriate, on a subjective basis based upon consideration of a number of factors including, but not limited to, the individual performance factors described above, as well as (i) the historical amount paid to each executive officer; (ii) a comparison of the executive officer's pay to that of other individuals within the Company and the relative responsibilities, titles, roles, experiences and capabilities of such other individuals; (iii) the comparative data about executive compensation trends and amounts that the Company assembled; (iv) the Company's financial position and operating performance throughout the relevant year; and (v) for officers other than the Chief Executive Officer and Chief Financial Officer, an evaluation of the officers' performance provided by Messrs. O'Brien, Rebholz and Young. In 2013, the Company continued its practice of limiting the annual base salaries of the Company's executive officers to a maximum of $300,000, with the exception of Mr. Lombardi whose annual base salary continues to be limited to $339,000, which is the annual base salary amount that was established for him by the Company's predecessor. For 2013, the Compensation Committee also determined to maintain the annual base salary for each of the named executive officers at its prior level, except in the cases of Mr. Bagdasarian, whose annual base salary was increased, effective January 1, 2014, from $260,000 to $265,000, and Mr. Richards, whose annual base salary was increased, effective January 1, 2014, from $240,000 to $255,000.

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Annual Bonus and Share Award Plan

Each of the Company's executive officers is eligible to receive an annual cash bonus and share award. There is no formulaic approach used in determining the amount of these annual cash and share awards. The cash bonus and share awards are determined on a subjective basis by the Compensation Committee and the Board, as the case may be, based upon consideration of a number of factors, which include the factors taken into account in connection with the base salary determinations discussed above. In addition, in determining cash bonus and share awards for the Company's executive officers, the Compensation Committee and the Board also consider the recommendations of the Chair of the Compensation Committee, Ms. Gilmore, following her meeting with Messrs. Portnoy and the chairs of the compensation committees of other public companies for which RMR provides services. In light of the limitations imposed on the annual base salaries of the Company's executive officers that are described above, changes in annual cash bonus amounts are the primary mechanism for effecting annual compensation adjustments for the Company's executive officers. For bonus amounts paid to the Company's executive officers for 2013, there were no bonus targets established. In addition, no bonus targets have been established for purposes of bonus amounts that may be paid to the Company's executive officers in 2014.

For 2013, the Compensation Committee awarded Mr. O'Brien a bonus of $1,600,000 in cash and also awarded him 150,000 Common Shares that will vest in ten equal annual installments beginning on the grant date. The shares awarded had a value at the grant date of $1,602,000; the vested portion of the share award was therefore $160,200 as of the grant date. In making this cash bonus and this share award, the Compensation Committee considered, among other things, Mr. O'Brien's performance in leading the Company through 2013; his role in expanding the Company's business and profitability; his management of capital and operating expenditures in relation to the prevailing business levels; his role in maintaining fuel sales and pricing in order to maintain fuel margin; his role in assessing capital market opportunities and opportunistically procuring capital; his role in the Company's regulatory compliance; his development of new, and enhancement of existing, marketing programs, operating initiatives, products and services that take advantage of the Company's competitive strengths to grow the Company's business in a slowly recovering economy and position the Company for future growth; his role in identifying potential acquisitions and structuring and negotiating acquisitions for the Company; his role in the integration of travel centers the Company acquired in 2011, 2012 and 2013 with the Company's existing operations; his role in negotiating a natural gas initiative with Shell; and his role in negotiating other agreements with Company suppliers and customers and managing risks facing the Company. The Compensation Committee determined that the share award would vest over time to ensure a continuing commonality of interest between Mr. O'Brien and the Company's shareholders, to provide Mr. O'Brien with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in his decisions affecting the Company's business in the short-term and in the long-term. The foregoing description of the share award to Mr. O'Brien during 2013 does not include the share award granted to him in his capacity as one of the Company's Managing Directors.

The annual cash bonuses for Mr. Rebholz and Mr. Young were determined by the Compensation Committee after consideration of the same criteria described above with regard to Mr. O'Brien as applied to Mr. Rebholz's and Mr. Young's respective performances and after consideration of the other matters noted above, as applicable, that the Compensation Committee considers in determining compensation generally. The annual cash bonuses for the Company's executive officers, other than Messrs. O'Brien, Rebholz and Young, were recommended by the Compensation Committee and approved by the Board based upon the consideration and evaluation of each executive's performance and level of total compensation as well as the other matters noted above with regard to the compensation paid to Messrs. O'Brien, Rebholz and Young. These considerations included, but were not limited to, each executive officer's historical level of total compensation and the Company's financial and operating performance during 2013.

Because at least 80% of Messrs. O'Brien's, Rebholz's and Young's business time is devoted to services to the Company, 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR) was paid by the Company and

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the remainder was paid by RMR. Messrs. O'Brien, Rebholz and Young are also eligible to participate in certain RMR benefit plans.

The Company made equity awards under the Share Award Plan to the Company's executive officers and others based upon factors that the Compensation Committee considered relevant to align the interests of the persons to whom awards were made with the Company's business objectives, which include, but are not limited to, increasing, on a long-term basis, the value of the Company by improving the Company's prospects, competitive position within its industry and financial and operating performance, managing risks facing the Company, as well as achieving strategic initiatives and objectives. In addition to the award of Common Shares made to Mr. O'Brien during 2013, the Compensation Committee awarded Common Shares to each of the Company's other executive officers who were employed by the Company at the grant date. These awards ranged in size and value from 37,500 Common Shares, having a grant date value of $400,500, to 75,000 Common Shares, having a grant date value of $801,000. In determining the size of each share award, the Compensation Committee considered the responsibilities of the executive, the prior year's share grant, the relation of the size of the award to the size of the share award made to Mr. O'Brien and other factors, including their past and expected future performances and cash bonuses, the total value of the granted shares relative to the value of past grants, 2013 annual cash salaries, the executive officer's tenure with the Company and the Company's operational results during 2013. In each case, the Compensation Committee determined that the share awards would vest in five equal annual installments for those other executive officers (other than Mr. Rebholz whose shares vest in ten equal annual installments), in each case with the first tranche being vested on the date of the grant, to ensure a continuing commonality of interest between the recipients and the Company's shareholders, to provide the Company's executives with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in their long-term decisions affecting the Company's business.

Other Benefits

The Company's executive officers are entitled to participate in the Company's benefit plans on the same terms as the Company's other employees. These plans include medical, dental and life insurance plans and a defined contribution retirement plan. The Company suspended matching contribution payments to the Company's defined contribution retirement plan in May 2009 and such payments have not been reinstated as of the date of this proxy statement. The Company does not provide other executive perquisites.

All Other Payments

The Summary Compensation Table below includes a column for amounts described as "All Other Compensation". For each of those years, there were no such amounts paid by the Company to the Company's executive officers.

Say on Pay Results

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers once every three years at the Annual Meeting of Shareholders. Accordingly, it is currently expected that the next such vote will occur at the Company's 2015 Annual Meeting of Shareholders. In evaluating the Company's compensation process for 2013, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2012 Annual Meeting of Shareholders. The Compensation Committee noted that more than 93% of votes cast approved the compensation of the named executive officers as described in the Company's 2012 proxy statement. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2013.

                                Barbara D. Gilmore, Chair
                                Lisa Harris Jones
                                Arthur G. Koumantzelis

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Directors listed above. No member of the Compensation Committee is a current, or during 2013 was a former, officer or employee of the Company. During 2013, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. In 2013, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. A majority of the members of the Compensation Committee serve as independent directors or independent trustees and compensation committee members of other public companies to which RMR or its affiliates provide management services.

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EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's Chief Executive Officer, Chief Financial Officer and all of the other executive officers of the Company at December 31, 2013, who are the Company's named executive officers. The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR.

2013 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	All Other Compensation ($)	Total ($)

Thomas M. O'Brien[1]	2013	$300,000	$1,600,000	$1,684,875	$—	$3,584,875
President and Chief	2012	300,000	1,540,000	910,400	—	2,750,400
Executive Officer	2011	300,000	1,400,000	907,250	—	2,607,520

Andrew J. Rebholz	2013	300,000	516,000	801,000	—	1,617,000
Executive Vice President,	2012	300,000	490,000	436,000	—	1,226,000
Chief Financial Officer	2011	300,000	450,000	424,000	—	1,174,000
and Treasurer

Michael J. Lombardi	2013	339,000	316,000	400,500	—	1,055,500
Executive Vice President	2012	339,000	295,000	218,000	—	852,000
	2011	339,000	275,000	212,000	—	826,000

Mark. R. Young	2013	300,000	320,000	400,500	—	1,020,500
Executive Vice President	2012	300,000	300,000	218,000	—	818,000
and General Counsel	2011	300,000	275,000	212,000	—	787,000

Ara A. Bagdasarian[2]	2013	265,000	278,000	400,500	—	943,500
Executive Vice President	2012	260,000	250,000	218,000	—	728,000
	2011	250,000	250,000	212,000	—	712,000

Barry A. Richards	2013	255,000	283,000	400,500	—	938,500
Executive Vice President	2012	240,000	275,000	218,000	—	733,000

*
Represents the grant date fair value of shares granted in 2013, 2012 and 2011, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation", or ASC 718. No assumptions are used in this calculation.

1
Mr. O'Brien's share awards amounts include $82,875, $38,400 and $59,250 of compensation received for services as Director for 2013, 2012 and 2011, respectively.

2
On January 31, 2014, the Company entered into a retirement agreement with Ara Bagdasarian, pursuant to which Mr. Bagdasarian resigned from the Company and each of the Company's subsidiaries effective as of April 30, 2014.

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2013 Grants of Plan Based Awards

Share awards granted by the Company to the Company's Chief Executive Officer and Chief Financial Officer in 2013 provide that one tenth of each award vests on the grant date and one tenth vests on each of the next nine anniversaries of the grant date. Share awards granted by the Company to the Company's other named executive officers in 2013 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages or that is affiliated with RMR during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested shares awarded under the Share Award Plan are eligible to receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows shares granted in 2013, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards*

Thomas M. O'Brien	5/20/2013	7,500**	$ 82,875
	11/19/2013	150,000	1,602,000
Andrew J. Rebholz	11/19/2013	75,000	801,000
Michael J. Lombardi	11/19/2013	37,500	400,500
Mark R. Young	11/19/2013	37,500	400,500
Ara A. Bagdasarian	11/19/2013	37,500	400,500
Barry A. Richards	11/19/2013	37,500	400,500

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

**
Shares granted in Mr. O'Brien's capacity as a Director, which vested fully on the grant date.

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2013 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

Thomas M. O'Brien[1]	2013	135,000	$ 1,314,900
	2012	160,000	1,558,400
	2011	140,000	1,363,600
	2010	120,000	1,168,800
	2009	100,000	974,000
	2008	80,000	779,200
	2007	60,000	584,400

Andrew J. Rebholz[1]	2013	67,500	657,450
	2012	80,000	779,200
	2011	70,000	681,800
	2010	60,000	584,400

Michael J. Lombardi	2013	30,000	292,200
	2012	30,000	292,200
	2011	20,000	194,800
	2010	9,000	87,660

Mark R. Young	2013	30,000	292,200
	2012	30,000	292,200
	2011	20,000	194,800
	2010	9,000	87,660

Ara A. Bagdasarian	2013	30,000	292,200
	2012	30,000	292,200
	2011	20,000	194,800
	2010	9,000	87,660

Barry A. Richards	2013	30,000	292,200
	2012	30,000	292,200
	2011	20,000	194,800
	2010	9,000	87,660

*
Unless noted otherwise, share awards granted by the Company to the Company's executive officers provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. The shares granted in 2013 were granted on November 19, 2013; the shares granted in 2012 were granted on December 4, 2012; the shares granted in 2011 were granted on November 29, 2011; the shares granted in 2010 were granted on December 1, 2010; the shares granted in 2009 were granted on December 8, 2009; the shares granted in 2008 were granted on November 24, 2008; and the shares granted in 2007 were granted on November 26, 2007. At the Company's option, in the event a recipient who has been granted a share award ceases to perform duties for the Company, RMR or any company that RMR manages or that is affiliated with RMR during the vesting period, the recipient shall forfeit all or a portion of the shares that have not yet vested.

**
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2013.

1
These share awards provide that one tenth of each award vested on the grant date and one tenth vests on each of the next nine anniversaries of the grant date.

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2013 Stock Vested

The following table shows share grants that vested in 2013, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

Thomas M. O'Brien	142,500	$ 1,512,875
Andrew J. Rebholz	52,500	552,950
Michael J. Lombardi	45,500	479,860
Mark R. Young	45,500	479,860
Ara A. Bagdasarian	40,500	427,810
Barry A. Richards	40,500	427,810

*
Equals the number of shares multiplied by the closing price on the 2013 dates of vesting of grants made in 2013 and prior years.

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of the Company or RMR in connection with the termination of their employment with the Company or RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan and, in certain instances, payments for future services to the Company as a consultant or part time employee and continuation of health care and other benefits. Although the Company has no formal policy, plan or arrangement for payments to employees of the Company or RMR in connection with their termination of employment with the Company or RMR, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in the its best interests to do so.

On January 31, 2014, the Company entered into a retirement agreement with Ara Bagdasarian, the Company's Executive Vice President. Pursuant to the retirement agreement, Mr. Bagdasarian resigned from the Company and each of the Company's subsidiaries effective as of April 30, 2014. Pursuant to the retirement agreement, from May 1, 2014 through December 31, 2014, Mr. Bagdasarian will provide transition services to the Company and its subsidiaries. The retirement agreement provides that Mr. Bagdasarian will continue to receive his base salary of $267,000 and other benefits through December 31, 2014, and subject to certain conditions, will receive a bonus of $200,000 on January 9, 2015. The retirement agreement also provides that, in exchange for providing services to the Company through December 31, 2014, the Company will accelerate the vesting date of any unvested shares Mr. Bagdasarian owns as of January 1, 2015. The retirement agreement contains other customary terms and conditions, including non-solicitation, non-competition, confidentiality and other covenants.

On November 19, 2013, the Compensation Committee approved grants of 150,000 Common Shares to Mr. Thomas O'Brien, 75,000 Common Shares to Mr. Andrew Rebholz and 37,500 Common Shares to each of Messrs. Mark Young, Michael Lombardi, Ara Bagdasarian and Barry Richards. These grants were valued at $10.68 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant, and were made under the Share Award Plan. The award letter for the grants to Messrs. O'Brien and Rebholz provides for vesting of the Common Shares in ten equal installments beginning on the date of grant and acceleration of vesting of all share grants (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR ceasing to be the manager or shared services provider to the Company (a "Termination Event"). The award letter for the grants to each of Messrs. Young, Lombardi, Bagdasarian and Richards provides for vesting of the Common Shares in five equal installments beginning on the date of grant and acceleration of vesting of all share grants (including those previously awarded) upon the occurrence of a Change in Control or Termination Event.

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The following table describes the potential payments to the Company's named executive officers upon a Change in Control or Termination Event as of December 31, 2013.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2013 ($)*

Thomas M. O'Brien	795,000	$ 7,743,300
Andrew J. Rebholz	277,500	2,702,850
Michael J. Lombardi	89,000	866,860
Mark R. Young	89,000	866,860
Ara A. Bagdasarian	89,000	866,860
Barry A. Richards	89,000	866,860

*
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2013.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the year ended December 31, 2013; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Accounting Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Arthur G. Koumantzelis, Chair Barbara D. Gilmore Lisa Harris Jones

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RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 2)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2014. Ernst & Young LLP has served as the Company's independent auditors since 2007 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent auditors is in the best interests of the Company and its shareholders.

As a matter of good corporate governance, the Audit Committee submits its selection of the independent auditors to the Company's shareholders for ratification. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years 2013 and 2012.

	2013 Fees*	2012 Fees

Audit Fees	$ 2,628,798	$ 1,786,518
Audit-Related Fees	—	—
Tax Fees	25,000	25,000
All Other Fees	—	—

*
The audit fees amount for 2013 is based on the fees estimate provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to the Company by Ernst & Young LLP, including in connection with the audit of the Company's 2013 financial statements and internal control over financial reporting, as well as additional estimated amounts for those services. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on SEC Form 8-K and the review of the Company's Quarterly Reports on SEC Form 10-Q.

Audit-Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees". These services principally

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include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2013 and 2012 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2013 and 2012 are set forth above and include estimated fee amounts. The tax fees charged by Ernst & Young LLP during 2013 and 2012 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2012 and 2011, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at this year's Annual Meeting of Shareholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting of Shareholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy will vote the proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark

Secretary

Newton, Massachusetts
June 6, 2014

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THANK YOU

Thank you for being a shareholder and for the trust you have in
TravelCenters of America LLC.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M65935-TBD For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) For Withhold ! The Board of Directors Recommends a Vote FOR the Following Proposals. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! ! ! ! TRAVELCENTERS OF AMERICA LLC 24601 CENTER RIDGE ROAD WESTLAKE, OH 44145 AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 18, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 18, 2014. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to TravelCenters of America LLC, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by TravelCenters of America LLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TRAVELCENTERS OF AMERICA LLC 1. Election of Directors. Nominee (for Independent Director in Group I): Arthur G. Koumantzelis Nominee (for Managing Director in Group I): Barry M. Portnoy 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2014 fiscal year. ! ! ! For Against Abstain

M65936-TBD TRAVELCENTERS OF AMERICA LLC ANNUAL MEETING OF SHAREHOLDERS June 19, 2014, 9:30 A.M. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. The 2014 Annual Meeting of Shareholders of TravelCenters of America LLC will address the following items of business: 1. Election of the two Directors named in the Proxy Statement; and 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2014 fiscal year. The Board of Directors recommends a vote FOR each of the Proposals. TRAVELCENTERS OF AMERICA LLC 24601 Center Ridge Road Westlake, OH 44145 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2014 Annual Meeting of Shareholders of TravelCenters of America LLC (the “Company”), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions in the enclosed proxy statement. This proxy is solicited on behalf of the Board of Directors of TravelCenters of America LLC. The undersigned shareholder of the Company hereby appoints Thomas M. O’Brien, Mark R. Young and Jennifer B. Clark, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2014 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on June 19, 2014, at 9:30 a.m. local time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for voting instructions. Address Changes: _________________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes above, please mark the corresponding box on the reverse side.) Proxy

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